                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 13, 2001

                              ACCRUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                        000-26437                94-3238684
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                                Identification No.)



                               48634 Milmont Drive
                         FREMONT, CALIFORNIA 94538-7353
               (Address of principal executive offices) (Zip code)


                                 (510) 580-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On March 13, 2001, Accrue Software, Inc., a Delaware corporation ("Accrue"), announced that it has appointed Jeffrey Walker to the positions of President and Chief Executive Officer and that Mr. Walker and former Brio Technology President, Chief Executive Officer and co-founder Yorgen Edholm have been appointed as members of Accrue's Board of Directors. A copy of Accrue's press release announcing these developments is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The March 13, 2001 press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in Accrue's Registration Statement on Form S-1, and in Accrue's other filings with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's website (http://www.sec.gov).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.1  Press release dated March 13, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ACCRUE SOFTWARE, INC.



Date: March 15, 2001                    By: /s/ Gregory C. Walker
                                           -------------------------------------
                                           Gregory C. Walker
                                           Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number              Description
-------             -----------
 99.1               Press release dated March 13, 2001.